Exhibit 10.26

Sunlight Financial

[***] = Certain marked information has been omitted from this exhibit because it is both not material and is the type that the registrant treats as private or confidential.

June 18, 2018

Cross River Bank
885 Teaneck Road
Teaneck, NJ 07666
Attn: Adam Goller, Chief Credit Officer

Re:	Fee Letter

Ladies and Gentlemen:

Reference is made to that certain First Amended and Restated Loan Program Agreement, dated as of February 12, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), by and between Sunlight Financial LLC, a Delaware limited liability company (“Sunlight”), and Cross River Bank, a New Jersey state-chartered bank (“CRB” and, together with Sunlight, the “Parties” and each a “Party”). Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement. Notwithstanding anything to the contrary in the Agreement, the Parties agree as follows:

1.	Additional Fee Relating to Accrual of Interest. Sunlight shall pay to CRB an additional fee in the aggregate amount of [***] (the “Additional Fee”) in settlement of the Additional Interest. The Additional Fee shall be paid in two installments of [***] (each, an “Installment Payment”), with the first installment being due on or before June 30, 2018 and the second installment being due on or before September 30, 2018 (each, a “Payment Date”). Failure to make timely payments of the Additional Fee shall constitute a material default under the Agreement. On each Payment Date, the applicable Installment Payment shall be paid in immediately available funds by wire transfer to:

Cross River Bank
ABA No.: [***]
Account No.: [***]
Address: 885 Teaneck Road, Teaneck, NJ 07666

As used herein, “Additional Interest” means, in respect of certain Loans sold by CRB to Sunlight (or a Sunlight designee; collectively “Sunlight”), any interest accrued in respect of such Loans that is due and owing to CRB but which has not been paid by Sunlight. In furtherance of this Section 1, (a) all of Sunlight’s obligations in respect of (i) the Additional Interest and (ii) any other interest accrued on Loans sold by CRB to Sunlight on or prior to the date hereof shall be deemed to be satisfied and paid in full and (b) CRB shall not have any remaining claims or other rights against Sunlight in respect of the Additional Interest or any other interest accrued on Loans sold by CRB to Sunlight on or prior to the date hereof.

234 W. 39th Street, 7th Floor New York, New York (201) 287-4100 Phone (201) 287-4465 Fax	101 N. Tryon Street, Suite 1000 Charlotte, NC 28246 (201) 287-4100 Phone (201) 287-4465 Fax

Sunlight Financial

2.	Miscellaneous.

a.	This letter, together with the Agreement, sets forth the entire agreement and understanding of the parties regarding the particular subject matter of this letter, and merges and supersedes all prior or contemporaneous agreements, discussions and correspondence pertaining to the subject matter of this letter. This letter shall not be modified, amended canceled or altered in any way, and may not be modified by custom, usage of trade or course of dealing, except by an update or an instrument in writing signed by both Parties.

b.	This letter may be executed in counterpart copies, each of which, taken together, shall be effective as original, binding instruments. Delivery of an executed counterpart of a signature page of this letter by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this letter.

c.	This letter shall be governed by and construed in accordance with the laws of the State of New York, including New York General Obligations Law Section 5-1401, but otherwise without reference to conflict of law principles thereof.

d.	Sunlight agrees to immediately resolve any accounting or technical issues that gave rise to the accrual of the Additional Interest and shall ensure that from after the date hereof Sunlight shall pay accrued interest on all Loans (as such term in defined in the Agreement) through the date that such Loan is purchased by Sunlight or its designee.

234 W. 39th Street, 7th Floor New York, New York (201) 287-4100 Phone (201) 287-4465 Fax	101 N. Tryon Street, Suite 1000 Charlotte, NC 28246 (201) 287-4100 Phone (201) 287-4465 Fax

Sunlight Financial

Please confirm your agreement by executing below and returning a signed copy to Barry Edinburg at barry.edinburg@sunlightfinancial.com.

Sincerely,

SUNLIGHT FINANCIAL LLC

By:	/s/ Barry Edinburg
Name:	Barry Edinburg
Title:	Chief Financial Officer

ACCEPTED AND AGREED AS OF June 19, 2018

CROSS RIVER BANK

By:	/s/ Adam Goller
Name:	Adam Goller
Title:	EVP

234 W. 39th Street, 7th Floor New York, New York (201) 287-4100 Phone (201) 287-4465 Fax	101 N. Tryon Street, Suite 1000 Charlotte, NC 28246 (201) 287-4100 Phone (201) 287-4465 Fax

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